               AUTHORIZATION, DIRECTION AND TERMINATION AGREEMENT

      This AUTHORIZATION, DIRECTION, AND TERMINATION AGREEMENT (this
"Agreement"), is made and entered into by and among BNY WESTERN TRUST COMPANY, a
California banking corporation ("Lease Trustee"), not in its individual capacity but solely as successor Lease Trustee under the Lease Trust Agreement (as defined below), SRT, INC., a Nevada corporation ("Resource Trustee"), not in its individual capacity but solely as successor Resource Trustee under the Resource
Trust Agreement (as defined below), and STEAMBOAT DEVELOPMENT CORP., a Utah corporation ("Steamboat"); Lease Trustee, Resource Trustee and Steamboat are
referred to in this Agreement individually as a "Party" and collectively as the
"Parties".

                                    RECITALS

      A.  Steamboat, First Interstate Bank of Nevada, N.A., a national banking association ("Original Lease Trustee"), not individually but in its capacity as
Trustee under the Construction Trust Agreements and the Lease Trust Agreement,
and General Electric Capital Corporation, a Delaware corporation ("GECC")
entered into that certain First Amended and Restated Financing Agreement dated as of December 31, 1992 (the "Financing Agreement"), in connection with a sale/leaseback transaction (the "Sale-Leaseback") for the repayment of a Loan from GECC for the construction of the Geothermal Plants. Unless the context otherwise requires or unless otherwise expressly provided herein, capitalized terms used but not defined herein shall have the meanings assigned to them in
Appendix A to the Financing Agreement and are hereby incorporated by this reference.

      B.  Pursuant to the Financing Agreement, Lease Trustee acquired for the benefit of GECC the Lease Trust Estate, including the Facilities, the applicable
Operative Documents and all other property contributed by GECC under or pursuant to that certain First Amended and Restated Steamboat II and III Lease Trust
Agreement (the "Lease Trust Agreement") between GECC and Lease Trustee, dated as of December 31, 1992.

      C.  Pursuant to the Financing Agreement, Edward E. Hale ("Original
Resource Trustee") not in his individual capacity but solely as trustee under that certain Resource Trust Agreement (the "Resource Trust Agreement") between
Steamboat and Resource Trustee dated as of December 31, 1992, acquired for the benefit of Steamboat the Resource Trust Estate, including the Premises, the
Geothermal Leases, the Wellfield Contract and all other property contributed by
Steamboat under or pursuant to Resource Trust Agreement.

      D.  Pursuant to the Financing Agreement, Resource Trustee leased the
Premises to Lease Trustee pursuant to that certain Headlease Agreement (the
"Headlease") dated as of December 31, 1992.

      E.  Pursuant to the Financing Agreement, Lease Trustee leased the Premises and the Facilities to Steamboat pursuant to the terms and conditions of that certain Master Lease and Sublease Agreement (the "Master Lease") dated as of
December 31, 1992.

      F.  Pursuant to the Financing Agreement, the Resource Trustee's right, title, estate and interest in, under and to the Resource Trust Estate were granted by Original Resource Trustee to Lease Trustee, as beneficiary, under that certain Resource Deed of Trust, Assignment of Rents, Security Agreement and
Fixture Filing (the "Resource Deed of Trust"), dated December 31, 1992, recorded on December 31, 1992 in Book No. 3644, page 251 as Instrument No. 1634615, records of Washoe County, Nevada, to secure the obligations of Resource Trustee under the Headlease and of Steamboat under the Master Lease.

      G.  Pursuant to that certain Order for Modification of Resource Trust
Agreement and to Order Appointing Successor Resource Trustee, dated February 13,
2004, under Washoe County Case No. CV0400372, Resource Trustee agreed to serve as the Resource Trustee under the Resource Trust Agreement, as successor to the
Original Resource Trustee, in accordance with that certain Resource Trustee
Appointment Acceptance Agreement, dated as of February 12, 2004, between
Steamboat and Resource Trustee.

      H.  Pursuant to that certain Purchase Agreement dated as of January 26,
2004 (the "Purchase Agreement") by and between GECC and Ormat Technologies,
Inc., a Nevada corporation ("Ormat"), Ormat acquired (i) all of GECC's right, title and interest in and to the Assigned Agreements (as defined under that certain Assignment and Assumption Agreement dated as of February 13, 2004, by and between GECC and Ormat), including, without limitation, the Lease Trust
Agreement and the Resource Trust Agreement, and (ii) all of GECC's beneficial right, title and interest in and to the Lease Trust Estate (the "Beneficial
Interest"), and Ormat assumed all of the rights and obligations of GECC under the Assigned Agreements.

      I.  Immediately after the closing of Ormat's acquisition of the Assigned
Agreements and Beneficial Interest from GECC, pursuant to that certain
Assignment and Assumption Agreement, dated as of February 13, 2004, by and between Ormat and Steamboat, Ormat assigned all of its right, title and interest in, under and with respect to the Assigned Agreements and Beneficial Interest to
Steamboat, and Steamboat assumed all of the obligations of Ormat under the
Assigned Agreements and with respect to the Beneficial Interest.

      J.  Steamboat is currently the sole beneficiary of the Lease Trust Estate under the Lease Trust Agreement and the Resource Trust Estate under the Resource
Trust Agreement.

      K.  Steamboat desires to, and to cause Lease Trustee to, terminate the
Lease Trust Agreement, each of the Terminated Documents (as defined below) and
Other Terminated Documents (as defined below) to which Lease Trustee is a party, and any security interests created pursuant to the Lease Trust Agreement, and to cause Lease Trustee to transfer to Steamboat all of Lease Trustee's interests in the Lease Trust Estate under the Lease Trust Agreement.

      L.  Steamboat desires to, and to cause Resource Trustee to, terminate the
Resource Trust Agreement, each of the Terminated Documents and Other Terminated
Documents to which Resource Trustee is a party, and any security interests created pursuant to the Resource Trust

                                        2

Agreement, and to cause Resource Trustee to transfer to Steamboat all of
Resource Trustee's interests in the Resource Trust Estate under the Resource
Trust Agreement.

      NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

                                    AGREEMENT

      1.    INSTRUCTIONS TO LEASE TRUSTEE

      Pursuant to Section 5.2 of the Lease Trust Agreement, Steamboat, as
successor to and assignee of GECC under the Lease Trust Agreement, hereby authorizes and instructs Lease Trustee to execute and deliver this Agreement and, as of the Effective Date, each of the documents listed on Schedule 1 to which Lease Trustee is a party (collectively, the "Transfer and Termination
Documents") and such other agreements, documents or instruments as Steamboat may from time to time reasonably request in accordance with Section 6 of this
Agreement in order to carry out the intent and purposes of this Agreement.

      2.    INSTRUCTIONS TO RESOURCE TRUSTEE

      Pursuant to Section 5.2 of the Resource Trust Agreement, Steamboat hereby authorizes and instructs Resource Trustee to execute and deliver this Agreement and, as of the Effective Date, each of the Transfer and Termination Documents listed on Schedule 1 to which Resource Trustee is a party and such other agreements, documents or instruments as Steamboat may from time to time reasonably request in accordance with Section 6 of this Agreement in order to carry out the intent and purposes of this Agreement.

      3.    TERMINATION OF LEASE TRUST AGREEMENT

            3.1   As of the Effective Date, the Lease Trust Agreement and the
trusts created thereby shall terminate, the Lease Trustee shall transfer, convey and assign any property remaining in the Lease Trust Estate to Steamboat, and the Lease Trust Agreement shall be of no further force and effect, except for
Sections 5.3 and 7.1 of the Lease Trust Agreement and rights under the Lease
Trust Agreement that expressly are intended to survive the termination of the
Lease Trust Agreement.

            3.2   As of the Effective Date, Steamboat hereby (i) assumes all of the obligations, and the payment of all fees and expenses, of Lease Trustee under or contemplated by the Operative Documents and all other obligations of
Lease Trustee incurred by it as trustee under the Lease Trust Agreement, and
(ii) confirms its obligation to indemnify Lease Trustee in accordance with
Sections 5.3 and 7.1 of the Lease Trust Agreement notwithstanding the termination of the Lease Trust Agreement.

            3.3   Steamboat hereby confirms that the requirements of Article 8 of the Lease Trust Agreement have been satisfied and shall not prevent the termination of the Lease Trust Agreement and the trusts created thereby pursuant to this Agreement. Lease Trustee hereby

                                        3

confirms that, to its knowledge, the requirements of Article 8 of the Lease
Trust Agreement have been satisfied and shall not prevent the termination of the
Lease Trust Agreement and the trusts created thereby pursuant to this Agreement.

            3.4   Lease Trustee (whether acting as trustee hereunder or as a lessor or in its individual capacity) makes no representation or warranty to any party hereto as to (i) the validity or enforceability of any of the Terminated
Documents (as defined below), the Other Terminated Documents (as defined below), the Transfer and Termination Documents, or any other document delivered in connection therewith, or any compliance with any of the terms and provisions thereof to properly effectuate the transactions described therein, or (ii) the rights and obligations being transferred pursuant to the applicable Transfer and
Termination Documents. Notwithstanding the foregoing, Lease Trustee hereby represents that it has been given proper instruction to execute and deliver this
Agreement and that this Agreement and each of such other documents that contemplates execution thereof by Lease Trustee has been or will be executed and delivered by its officers who are or will be duly authorized to execute and deliver such documents on its behalf.

            3.5   Each of Steamboat and Lease Trustee hereby agrees that, by their execution hereof, this Agreement shall be treated as an amendment to the terms of the Lease Trust Agreement and shall govern to the extent any terms contained in this Agreement are inconsistent with the terms of the Lease Trust
Agreement.

      4.    Termination of Resource Trust Agreement

            4.1   As of the Effective Date, the Resource Trust Agreement and the
trusts created thereby shall terminate, the Resource Trustee shall transfer, convey and assign any property remaining in the Resource Trust Estate to
Steamboat, and the Resource Trust Agreement shall be of no further force and effect, except for Sections 5.3 and 7.1 of the Resource Trust Agreement and
rights under the Resource Trust Agreement that expressly are intended to survive the termination of the Resource Trust Agreement.

            4.2   As of the Effective Date, Steamboat hereby (i) assumes all of the obligations, and the payment of all fees and expenses, of Resource Trustee under or contemplated by the Operative Documents and all other obligations of
Resource Trustee incurred by it as trustee under the Resource Trust Agreement, and (ii) confirms its obligation to indemnify Resource Trustee in accordance with Sections 5.3 and 7.1 of the Resource Trust Agreement notwithstanding the termination of the Resource Trust Agreement.

            4.3   Steamboat hereby agrees that the requirements of Article 8 of the Resource Trust Agreement have been satisfied and shall not prevent the termination of the Resource Trust Agreement and the trusts created thereby pursuant to this Agreement. Resource Trustee hereby agrees that, to its knowledge, the requirements of Article 8 of the Resource Trust Agreement have been satisfied and shall not prevent the termination of the Resource Trust
Agreement and the trusts created thereby pursuant to this Agreement.

                                        4

            4.4   Resource Trustee (whether acting as trustee hereunder or as a lessor or in its individual capacity) makes no representation or warranty to any party hereto as to (i) the validity or enforceability of any of the Terminated
Documents, the Other Terminated Documents, the Transfer and Termination
Documents, or any other document delivered in connection therewith, or any compliance with any of the terms and provisions thereof to properly effectuate the transactions described therein, or (ii) the rights and obligations being transferred pursuant to the applicable Transfer and Termination Documents.
Notwithstanding the foregoing, Resource Trustee hereby represents that it has been given proper instruction to execute and deliver this Agreement and that this Agreement and each of such other documents that contemplates execution thereof by Resource Trustee has been or will be executed and delivered by its officers who are or will be duly authorized to execute and deliver such documents on its behalf.

            4.5   Each of Steamboat and Resource Trustee hereby agrees that, by their execution hereof, this Agreement shall be treated as an amendment to the terms of the Resource Trust Agreement and shall govern to the extent any terms contained in this Agreement are inconsistent with the terms of the Resource
Trust Agreement.

      5.    TERMINATION OF TERMINATED DOCUMENTS

            5.1   Terminated Documents. Each Party hereby acknowledges and
agrees that, as of the Effective Date, (a) each Terminated Document listed in
Schedule 2 (the "Terminated Documents") to which it is a party (whether by way of assignment, succession, or otherwise) shall be terminated and that none of the Persons party to each such Terminated Document shall have any further rights or obligations pursuant to each such Terminated Document, (b) it and each other
Party shall no longer have any Lien in any of the collateral or other property referred to in any of the Terminated Documents, and (c) all such collateral and other property in its or its agents' possession, if any, shall be assigned, transferred, and delivered to the appropriate Person.

            5.2   Other Terminated Documents. Each Party hereby agrees that, as of the Effective Date, (a) any and all other financing (including lease financing) and security contracts, agreements, and documents entered into in connection with the Sale-Leaseback, including all amendments and modifications thereto, to which it is a party (whether by way of assignment, succession, or otherwise) (collectively, the "Other Terminated Documents") shall be terminated and that none of the Persons party to each such Other Terminated Document shall have any further rights or obligations pursuant to each such Other Terminated
Document, (b) it and each other Party shall no longer have any Lien in any of the collateral or other property referred to in any of the Other Terminated
Documents, and (c) all such collateral and other property in its or its agents'
possession, if any, shall be assigned, transferred, and delivered to the appropriate Person.

            5.3   Termination of Security Instruments. Without limiting the
generality of the foregoing, Lease Trustee hereby acknowledges that the Resource
Deed of Trust shall be reconveyed upon Steamboat's delivery of the Request for
Full Reconveyance to the Trustee under the Resource Deed of Trust and that
Steamboat may file such termination statements and other instruments as are necessary to terminate the UCC filings listed in Schedule 3.

                                        5

      6.    FURTHER ASSURANCES

      Upon the reasonable request of a Party at any time after the Closing Date, each Party shall exercise commercially reasonable efforts to execute and deliver, without representation, warranty or recourse, such further instruments of assignment, transfer, conveyance, termination, endorsement, direction or authorization and other documents, whether supplemental, confirmatory, or otherwise, as the requesting Party may reasonably request in order to carry out the intent and purposes of this Agreement and each of the Transfer and
Termination Documents.

      7.    MISCELLANEOUS

            7.1   Notices. All notifications, notices, demands, requests, and other communications herein provided for or made pursuant hereto shall be in writing and shall be sent by (i) reputable overnight delivery service and the giving of such communication shall be deemed complete on the immediately succeeding business day after the same is deposited with such delivery service,
(ii) by legible fax with the original copy thereof to follow promptly by reputable overnight delivery service and the giving of such communication shall be complete on the business day on which the original copy is received, or (iii)
by certified mail, with return receipt requested, and the giving of such communication shall be deemed complete on the business day on which it is received, in each case to the address for each Party set forth below. Any Party may change the address at which it wishes to receive notices by written notice given in accordance herewith to all other Parties at their addresses set forth below.

      If to Lease Trustee:

                             BNY Western Trust Company
                             700 South Flower Street, Suite 500
                             Los Angeles, California 90017
                             Attn: Lisa Stroud, Assistant Vice President
                             Fax: 213-630-6480

      With a copy to:        Smith Larsen and Wixom
                             1935 Village Center Circle
                             Las Vegas, NV 89134
                             Attn: Michael Wixom
                             Fax: 702-252-5006

      If to Resource Trustee:

                             SRT, Inc.
                             179 South La Verne Street
                             Fallon, NV 89406
                             Attention: Steven D. King, President
                             Fax: 775-423-3550

                                        6

      If to Steamboat:

                             Steamboat Development Corp.
                             980 Greg Street
                             Sparks, NV 89341
                             Attention: President
                             Fax: 775-356-9039

      With a copy to:        Perkins Coie LLP
                             10885 N.E. Fourth Street
                             Suite 700
                             Bellevue, WA 98004-5579
                             Attention: Bruce E. Dick
                             Fax: 425-635-2409

            8.2   Entire Agreement. This Agreement, together with the Transfer and Termination Documents, constitutes, on and as of the date hereof, the entire agreement of the Parties with respect to the subject matter hereof, and all prior or contemporaneous understandings or agreements, whether written or oral, among the Parties with respect to the subject matter hereof are hereby superseded in their entirety. Nothing in this Agreement, expressed or implied, is intended to confer upon any Person other than the Parties any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

            8.3   Amendments and Waivers. No amendment, modification,
termination, or waiver of any provision of this Agreement, or consent to any departure by any Party therefrom, shall in any event be effective without the written concurrence of each of the Parties. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

            8.4   Severability. If any provision of this Agreement shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable under applicable law, then such provision shall be deemed reformed or omitted to the extent determined by such court (i.e., with the objective of preserving the intent of such provision to the extent permitted by applicable law). In any event, the remaining provisions of this Agreement shall remain valid and enforceable.

            8.5   Successors and Assigns. The provisions of this Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

            8.6   GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE
GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEVADA,
APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE.

            8.7   Headings. Section and title headings in this Agreement are for descriptive purposes only and shall not control or alter the meaning of this
Agreement as set forth in the text.

                                        7

            8.8   Counterparts; Facsimile Transmission. This Agreement may be
executed in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Facsimile transmission of any signed original document and/or retransmission of any signed facsimile transmission will be deemed the same as delivery of an original. At the request of any party, the parties will confirm facsimile transmission by signing a duplicate original document.

            8.9   Effective Date. The terminations, transfers and other
transactions contemplated under this Agreement shall be deemed effective (the
"Effective Date") as of the date designated by Steamboat by written notice to
Lease Trustee and Resource Trustee within three (3) business days after the last date of a Party's execution of this Agreement as set forth below. The
Termination and Transfer Documents shall be dated as of the Effective Date.

                           [Signature page follows.]

                                        8

      IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the last date of a Parties signature below.

                                  BNY WESTERN TRUST COMPANY

                                  By: /s/ Lisa Stroud
                                      ----------------------------------------
                                  Name:  Lisa Stroud
                                        --------------------------------------
                                  Title: Assistant Vice President
                                        --------------------------------------
                                  Dated: October 12, 2004
                                        --------------------------------------

                                  SRT, INC.

                                  By: /s/ Steven D. King
                                      ----------------------------------------
                                  Name:  Steven D. King
                                        --------------------------------------
                                  Title: President
                                        --------------------------------------
                                  Dated: September 30, 2004
                                        --------------------------------------

                                  STEAMBOAT DEVELOPMENT CORP.

                                  By: /s/ Connie Stechman
                                      ----------------------------------------
                                  Name:  Connie Stechman
                                        --------------------------------------
                                  Title: Assistant Secretary
                                        --------------------------------------
                                  Dated: September 16, 2004
                                        --------------------------------------

                                        9

                                   Schedule 1

                       Transfer and Termination Documents

1.  Bill of Sale and Assignment, dated as of the Effective Date, between Lease
    Trustee and Steamboat for the transfer, assignment and conveyance of Lease
    Trust Estate.

2.  Request for Full Reconveyance of Resource Deed of Trust by Lease Trustee.

3.  Quitclaim Deed dated as of the Effective Date, by Lease Trustee in favor of
    Steamboat for the transfer, assignment and conveyance of Lease Trust
    Estate.

4.  Termination of Master Lease, dated as of the Effective Date, between
    Steamboat and Lease Trustee.

5.  Termination of Headlease, dated as of the Effective Date, between Resource
    Trustee and Lease Trustee.

6.  Assignment of Sublease, dated as of the Effective Date, between Resource
    Trustee and Steamboat.

7.  Bill of Sale and Assignment, dated as of the Effective Date, between
    Resource Trustee and Steamboat for the transfer, assignment and conveyance of Resource Trust Estate.

8.  Quitclaim Deed, dated as of the Effective Date, by Resource Trustee in favor of Steamboat for the transfer, assignment and conveyance of Resource
    Trust Estate.

                                   Schedule 2

                              Terminated Documents

1.  Financing Agreement

2.  Escrow Agreement

3.  Headlease

4.  Master Lease

5.  Resource Deed of Trust

6.  UCC Financing Statements listed in Schedule 3 hereto

                                   Schedule 3

                            UCC Financing Statements

DEBTOR NAME                        JURISDICTION        FILE NUMBER         FILE DATE       SECURED PARTY*
-----------                        ------------        ------------        ----------      --------------

Steamboat    Development               Utah            55474200133         10-28-1991      General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            55475200126         10-28-1991      General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            111613200121        3-4-1998        General Electric Capital
Corp                                                                                       Corporation

                                                                                           BNY Western Trust Company

Steamboat    Development               Utah            111615200123        3-4-1998        General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            171780200130        10-22-2001      General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            171778200136        10-22-2001      General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            179012200228        1-25-2002       BNY Western Trust Company
Corp
                                                                                           General Electric Capital
                                                                                           Corporation

Steamboat    Development               Utah            179013200229        1-25-2002       BNY Western Trust Company
Corp
                                                                                           General Electric Capital
                                                                                           Corporation

Steamboat    Development               Utah            206245200329        12-31-2002      BNY Western Trust Company
Corp
                                                                                           General Electric Capital
                                                                                           Corporation

Steamboat    Development               Utah            211061200318        3-3-2003        General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development               Utah            211062200319        3-3-2003        General Electric Capital
Corp                                                                                       Corporation

Steamboat    Development              Washoe           1634616             12-31-1992      First Interstate Bank of Nevada
Corp                              County, Nevada
                                                                                           General Electric Capital Corporation

__________________________

* General Electric Capital Corporation's interest as secured party has been assigned to Steamboat Development Corp.

Steamboat    Development              Washoe           1634617             12-31-1992      First Interstate Bank of Nevada
Corp                              County, Nevada
                                                                                           General Electric Capital Corporation

Steamboat    Development              Nevada           UTL 9100017         10-28-1991      General Electric Capital Corporation
Corp

Steamboat    Development              Nevada           UTL 9200032         12-31-1992      General Electric Capital Corporation
Corp
                                                                                           First Interstate Bank of Nevada